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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A

                      AMENDMENT NO. 1 TO CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                 (Date of earliest event reported): May 18, 2004

                          MEMORY PHARMACEUTICALS CORP.
                          ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                 000-50642                04-336475
         --------                 ---------                 ----------
(State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
     of Incorporation)                                 Identification No.)


                               100 PHILIPS PARKWAY
                           MONTVALE, NEW JERSEY 07645
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (201) 802-7100



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Memory Pharmaceuticals Corp. announced corrected dial in information for audio replays of its recent financial conference calls.

        Investors and other interested parties may access the audio replay of the May 19, 2004 call through May 26, 2004. To access this replay, interested parties should dial 888-286-8010 (US/Canada) or 617-801-6888 internationally and enter conference ID 40865600.

        To access the replay of the May 18, 2004 call, which concluded prematurely due to a fire at the office of Memory Pharmaceuticals' conference call vendor, instead of the number originally announced interested parties should dial 888-286-8010 (US/Canada) or 617-801-6888 internationally and enter conference ID 44117070. This replay will be available through May 25, 2004.

        Archived replays of the webcasts for both calls are available on the company's website, www.memorypharma.com under the investor relations section. These webcast archives will remain active for seven days from the respective call.

        The information in this Item 12 of Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.








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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MEMORY PHARMACEUTICALS CORP.



Date: May 20, 2004                              By: /s/ Dennis Keane
                                                    ----------------
                                                    Dennis Keane
                                                    Chief Financial Officer